CAN SLIM® Select Growth Fund Advised by NorthCoast Asset Management LLC
ticker: cangx
Summary Prospectus | July 29, 2017

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.northcoastam.com/overview_howtoinvest.php.  You may also obtain this information at no cost by calling 1‑800‑558‑9105 or by email at info@northcoastam.com.  The Fund’s Prospectus and Statement of Additional Information, both dated July 29, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective

The CAN SLIM® Select Growth Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.40%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses(1)	1.68%
Fee Waiver and/or Expense Reimbursement(2)	-0.26%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42%
(1)
The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Fees Waived and Expenses Absorbed provided in the Financial Highlights section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
NorthCoast Asset Management LLC (the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund to 1.39% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least July 31, 2018.  The agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account the reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap in the first year only).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$145	$504	$888	$1,965

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 242% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in cash and securities listed on, or indicated by, the CAN SLIM® Select List, subject to certain parameters, as described below.  This policy may only be changed upon 60 days’ written notice to shareholders.  The Fund may invest at any given time up to 25% of its net assets in foreign issuers that are not publicly traded in the United States, which may include emerging market securities.   The Fund may also invest without limit in depositary receipts and in securities of foreign issuers that are listed and traded on a U.S. Securities exchange. Additionally, the CAN SLIM® Select List includes cash as a component and the Adviser may imitate this cash component by holding up to 80% of its portfolio in cash, which may result in missed growth opportunities for the Fund.

In pursuit of its investment strategy, the Fund attempts to imitate the CAN SLIM® Select List of stocks published weekly on the Investor’s Business Daily website.  However, the CAN SLIM® Select List is not an index and the Fund is not an index fund; it does not seek to fully replicate the CAN SLIM® Select List.  The CAN SLIM® Select List tracks market-leading stocks that, in general, show strong earnings growth, positive institutional sponsorship and excellent industry strength, as well as solid sales growth, profit margins and return on equity.  Stocks that meet these criteria may be drawn from large-, medium- or small-capitalization categories that also must meet minimum price and volume criteria.

Generally, the Fund will hold approximately 50 to 100 issues at any given time.  The Fund’s initial position size for any individual stock will generally be no greater than 5% of the Fund’s current asset size at time of purchase.  Similar to the CAN SLIM® Select List, the Fund utilizes an aggressive growth strategy to invest in a combination of growth equity securities and cash equivalents.  The Fund primarily invests in the common stocks of companies of any size market capitalization, ranging from larger, well-established companies to lesser-established, small- and micro-capitalization companies.  The Fund may also invest in other investment companies (including business development companies), exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to certain markets while maintaining liquidity.  The Fund may, from time to time, have significant exposure to one or more sectors of the market.  As of March 31, 2017, over 25% of the Fund’s assets were invested in securities within the finance and insurance sector.

The Adviser may sell an individual holding either because its value has diminished to the extent it is no longer a viable security in the Fund’s portfolio or because the Adviser wishes to reduce its exposure to a particular market in general. However, a company that was an eligible CAN SLIM® Select universe investment at the time of acquisition is not required to be sold even if it is no longer on the CAN SLIM® Select List if, in the Adviser’s judgment, it would not be in the Fund’s best interest to sell the position.

Principal Investment Risks

There is a risk that you could lose all or a portion of your investment in the Fund.  The following are some of the principal risks that can affect the value of your investment:

•
General Market Risk:  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issues in other countries or regions.

•	Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.
•
Large-Cap Company Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Smaller Company Risk:  Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies often involves greater volatility than investing in larger, more established companies, and these securities may be less liquid than other securities.

•
Portfolio Turnover Risk:  High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions and dealer mark-ups and other transaction costs.  This may also result in adverse tax consequences for Fund shareholders.

•
Investments in Other Investment Companies:  To the extent the Fund invests in shares of other investment companies, you will indirectly bear fees and expenses charged by those investment companies and will be subject to the risks that those investment companies are subject to.

•
ETF Trading Risk:  To the extent the Fund invests in ETFs, it is subject to additional risks that do not apply to mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact the Fund’s ability to sell its shares of an ETF.

•
Foreign Securities and Emerging Markets Risk:  Foreign securities are subject to increased risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Investments in emerging markets are generally more volatile than investments in developed foreign markets.

•
Sector-Focus Risk:  Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

•
Finance and Insurance Sector Risk:  Performance of the Fund could be negatively impacted by events affecting these sectors. The finance sector can be adversely affected by, among other things, regulatory changes, the availability of capital and cost to borrow, the rate of debt defaults, changes in interest rates, and price competition.  The insurance sector is subject to extensive government regulation and can be significantly affected by changes in interest rates, general economic conditions, and price and marketing competition.  Different segments of the insurance sector can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below illustrates how the Fund’s average annual total returns for the 1 year, 5 year and 10 year periods compare with that of a broad-based securities market index and secondary index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  Updated performance information is available on the Fund’s website at www.northcoastam.com.

CAN SLIM® Select Growth Fund
Calendar Year Total Return as of December 31*
*	The Fund’s year-to-date return as of June 30, 2017 was 8.05%.
**	Prior to May 20, 2008, the Fund was managed by a different investment adviser; therefore the Fund’s performance prior to that date may not be relevant.

Highest Quarterly Return:	2Q, 2008	13.42%

Lowest Quarterly Return:	1Q, 2008	-14.86%

Average Annual Total Returns as of December 31, 2016
	1 Year	5 Year	10 Year
Return Before Taxes	6.72%	10.48%	6.49%
Return After Taxes on Distributions	6.44%	8.54%	5.55%
Return After Taxes on Distributions and Sale of Fund Shares	3.80%	7.54%	4.85%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Morningstar Moderate Target Risk Index (reflects no deduction for fees, expenses or taxes)	8.57%	7.45%	5.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period.  The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Investment Adviser

NorthCoast Asset Management LLC

Portfolio Managers

Name	Title	Managed the Fund Since
Patrick Jamin	Chief Investment Officer	2012
Daniel J. Kraninger	President	2008
Frank Ingarra	Senior Vice President	2011

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (CAN SLIM® Select Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-558-9105, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments
	To Open Your Account	To Add to Your Account
Regular Account	$2,500	$100
Retirement Account	$2,000	$100
Automatic Investment Plan	$250	$100

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

CAN SLIM is a registered trademark owned by Data Analysis, Inc., an affiliate of Investor’s Business Daily, and is licensed for use herein.